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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 25, 2005

                              Diomed Holdings, Inc.

           Delaware                          000-32045                             84-1480636
(State or other jurisdiction of      (Commission File Number)           (IRS Employer Identification No.)
        incorporation)

                1 Dundee Park
                 Andover, MA                                           01810
  (Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)
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ITEM 7.01.  REGULATION FD DISCLOSURE.

On February 22, 2005, Diomed Holdings, Inc. (the "Company") issued a press release announcing its 2004 financial results. A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

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99.1             Press Release, dated February 22, 2005
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Diomed Holdings, Inc.
                                    (Registrant)

Date:    February 25, 2005          By:     /s/  JAMES A. WYLIE, JR.
                                           --------------------------
                                    Name:  James A. Wylie, Jr.
                                    Title: President and Chief Executive Officer
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EXHIBITS

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99.1             Press Release, dated February 22, 2005
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